Long-Term Debt	12 Months Ended
Dec. 31, 2018
Long-Term Debt [Abstract]
Long-Term Debt

Note 13. Long-Term Debt

Long-term debt is summarized in the following table:

	As of
	December 31,
(In millions)	2018	2017
Term Loan Facility maturing in 2025(1)	$639	$—
Revolving Credit Facility maturing in 2023	—	—
2026 Notes(2)	344	—
Other	1	9
Less current portion	(7)	(9)
Total long-term debt	$977	—

___________________________________

(1)	As of December 31, 2018, presented net of $8 million in unamortized debt issuance costs and $2 million in unamortized original issue discount paid.
(2)	As of December 31, 2018, presented net of $6 million in unamortized debt issuance costs.

On August 16, 2018, in connection with the Spin-off, we engaged in a series of financing transactions pursuant to which we incurred long-term debt consisting of the $650 million Term Loan Facility and $350 million of 2026 Notes. The proceeds of the debt were attributed directly to SVM and as such is reflected as a non-cash distribution in these financial statements.

Credit Facilities

On August 16, 2018, we entered into the Credit Agreement, providing for the $650 million Term Loan Facility maturing August 16, 2025 and the $250 million Revolving Credit Facility, which terminates on August 16, 2023. The interest rates applicable to the Term Loan Facility and the Revolving Credit Facility are based on a fluctuating rate of interest measured by reference to either, at our option, (i) an adjusted LIBOR plus a margin of 2.50% per annum or (ii) an alternate base rate plus a margin of 1.50% per annum.

The obligations under the Credit Agreement are guaranteed by certain subsidiaries (collectively, the “Guarantors”) and are secured by substantially all of the tangible and intangible assets of Frontdoor and the Guarantors, subject to certain customary exceptions.

The Revolving Credit Facility provides for senior secured revolving loans and stand-by and other letters of credit. The Revolving Credit Facility limits outstanding letters of credit to $25 million. As of December 31, 2018, there were no letters of credit outstanding, and there was $250 million of available borrowing capacity under the Revolving Credit Facility.

The Credit Agreement contains customary affirmative and negative covenants, including limitations on the incurrence of indebtedness, liens, ability to engage in certain fundamental transactions, make certain dispositions, make certain restricted payments and engage in transactions with affiliates. The Credit Agreement also contains a financial covenant requiring the maintenance of a Consolidated First Lien Leverage Ratio, as defined in the Credit Agreement, of not greater than 3.50 to 1.00 at the end of each fiscal quarter for which the amount of obligations outstanding under the Revolving Credit Facility (subject to certain exceptions, as set forth in the Credit Agreement) exceeds 30% of the aggregate amount of Revolving Commitments, as defined in the Credit Agreement. We believe this covenant is the only significant restrictive covenant in the Credit Agreement. As of December 31, 2018, we were in compliance with the financial covenants under the Credit Agreement that were in effect on such date.

On October 24, 2018, we entered into an interest rate swap agreement effective October 31, 2018 that expires on August 16, 2025. The notional amount of the agreement was $350 million. Under the terms of the agreement, we will pay a fixed rate of interest of 3.0865% on the $350 million notional amount, and we will receive a floating rate of interest (based on one-month LIBOR, subject to a floor of zero percent) on the notional amount. Therefore, during the term of the agreement, the effective interest rate on $350 million of the Term Loan Facility is fixed at a rate of 3.0865%, plus the incremental borrowing margin of 2.50%.  See Note 17 to the accompanying consolidated and combined financial statements for additional information.

2026 Notes

On August 16, 2018, Frontdoor issued $350 million of 2026 Notes in a transaction that was exempt from registration under the Securities Act. The 2026 Notes will mature on August 15, 2026 and bear interest at a rate of 6.750 percent per annum. The 2026 Notes are jointly and severally guaranteed on a senior unsecured basis by the Guarantors.

The 2026 Notes are governed by the Indenture. Pursuant to the Indenture, we are able to redeem the 2026 Notes, in whole or in part, at any time and from time to time prior to August 15, 2021 at a redemption price equal to 100% of the principal amount thereof plus the applicable “make whole” premium, plus accrued and unpaid interest, if any, to, but not including, the redemption date. Also pursuant to the Indenture, we are able to redeem the 2026 Notes, in whole or in part, at any time and from time to time on and after August 15, 2021 at the redemption prices set forth in the Indenture, plus accrued and unpaid interest, if any, to, but not including, the relevant date of redemption. In addition, we are able to redeem up to 40% of the 2026 Notes, at any time and from time to time prior to August 15, 2021, in an amount not to exceed the net cash proceeds of one or more equity offerings, at a redemption price set forth in the Indenture, plus accrued and unpaid interest, if any, to, but not including, the redemption date.

If we experience a Change of Control Triggering Event, as defined in the Indenture, we must offer to purchase all of the 2026 Notes (unless otherwise redeemed) at a price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to, but not including, the purchase date.

The Indenture contains covenants that, among other things, limit the ability of Frontdoor and its restricted subsidiaries, as described in the Indenture, to: issue, assume, guarantee or incur additional indebtedness; pay dividends or make distributions or purchase or otherwise acquire or retire for value capital stock or subordinated obligations; issue certain preferred stock or similar equity securities; make loans and investments; create restrictions on the ability of Frontdoor’s restricted subsidiaries to make payments or distributions to Frontdoor; enter into certain transactions with affiliates; sell or otherwise dispose of assets, including capital stock of subsidiaries; incur liens; and, in the case of Frontdoor, merge, consolidate or convey, transfer or lease all of substantially all of the assets of Frontdoor and its restricted subsidiaries taken as a whole.  Most of these covenants will be suspended during any period in which the 2026 Notes have investment grade ratings from both Moody’s Investors Service, Inc. (or its successors) and Standard & Poor’s Ratings Services (or its successors). As of December 31, 2018, we were in compliance with the covenants under the Indenture that were in effect on such date.

The 2026 Notes are unsecured obligations and rank equally in right of payment with all of our other existing and future senior unsecured indebtedness. The subsidiary guarantees of the 2026 Notes are senior unsecured obligations of the Guarantors and rank equally in right of payment with all of the existing and future senior unsecured indebtedness of our non-guarantor subsidiaries. The 2026 Notes are effectively junior to all of our existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness.

Scheduled Long-term Debt Payments

As of December 31, 2018, future scheduled long‑term debt payments are $7 million for each of the years ended December 31, 2019,  2020,  2021,  2022 and 2023, respectively.